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                                                                      EXHIBIT 21


                    CAPSURE HOLDINGS CORP. AND SUBSIDIARIES
                            AS OF DECEMBER 31, 1994


                                                                                                 INCORPORATED
COMPANY                                                                                              IN
- -------                                                                                          ------------
Capsure Holdings Corp. (f/k/a Nucorp, Inc.)   . . . . . . . . . . . . . . . . . . . . . . .        Delaware
   Capsure Financial Group, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        Oklahoma
     (f/k/a/ Nucorp Energy of Oklahoma, Inc.)
       APGO Drilling & Production Services  . . . . . . . . . . . . . . . . . . . . . . . .        Oklahoma
       Capital Dredge & Dock Corp.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        Ohio
       Capsure Agency Holding Corp.   . . . . . . . . . . . . . . . . . . . . . . . . . . .        Texas
         (f/k/a Nucorp Insurance Services, Inc.,
          f/k/a Bill Dorland Machine & Equipment, Inc.)
       Cogburn Pump & Supply Co.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        Delaware
       Condor Pipe, Incorporated  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        Texas
       Crowder Tank, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        Oklahoma
       Del-Tex, Inc.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        Oklahoma
       Eagle Upsetters, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        Colorado
       Jim Williams & Associates, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . .        Louisiana
       Martin Pipe Co., Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        Louisiana
       NI Acquisition Corp.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        Texas
           United Capitol Holding Company.  . . . . . . . . . . . . . . . . . . . . . . . .        Delaware
               United Capitol Insurance Company . . . . . . . . . . . . . . . . . . . . . .        Wisconsin
                  United Capitol Managers, Inc.   . . . . . . . . . . . . . . . . . . . . .        Delaware
                     Fischer Underwriting Group, Incorporated   . . . . . . . . . . . . . .        New Jersey
       Nucorp Compressor, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        Texas
       Nucorp Management Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        Ohio
       Nucorp Properties, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        Ohio
       Pin Oak Petroleum, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        Texas
       SI Acquisition Corp.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        Texas
           Surewest Financial Corp.   . . . . . . . . . . . . . . . . . . . . . . . . . . .        South Dakota
               Surety Bonding Company of America  . . . . . . . . . . . . . . . . . . . . .        South Dakota
               Western Surety Company . . . . . . . . . . . . . . . . . . . . . . . . . . .        South Dakota
                  Troy Fain Insurance, Inc.   . . . . . . . . . . . . . . . . . . . . . . .        Florida
       SMCI Incorporated  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        Mississippi
       Superior Allied Products, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . .        Texas
       Sweetwater Pump & Supply, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . .        Texas
       Taylor Rig and Equipment Company . . . . . . . . . . . . . . . . . . . . . . . . . .        Oklahoma
       Universal Surety Holding Corp.   . . . . . . . . . . . . . . . . . . . . . . . . . .        Texas
           Universal Surety of America  . . . . . . . . . . . . . . . . . . . . . . . . . .        Texas
       Wildcat Supply, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        Oklahoma